UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2016

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 3, 2016, Liberty Interactive Corporation (“Liberty” or the “Company”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which Liberty has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations.

Because a blackout period has been imposed under the Liberty Media 401(k) Savings Plan (the “Plan”), in which the Company is an adopting employer, that is expected to begin on Wednesday, November 2, 2016 at 4:00 p.m. ET and end on or about Wednesday, November 9, 2016, we are imposing a SOX blackout period that is expected to begin on Wednesday, November 2, 2016 at 4:00 p.m. ET and end on or about Wednesday, November 9, 2016.  We will advise the Covered Persons when the SOX blackout period ends, if earlier or later than the specified date and time.  The blackout period under the Plan is needed in connection with the proposed split-off of Liberty Expedia Holdings, Inc. (“Liberty Expedia”), a wholly owned subsidiary of the Company, pursuant to which a portion of the outstanding shares of Liberty Ventures common stock would be redeemed for all of the outstanding shares of common stock of Liberty Expedia, on a pro rata basis, resulting in the separation of Liberty Expedia from the Company (the “Split-Off”).  The Split-Off is subject to the satisfaction or waiver of various conditions.

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of (i) any equity securities of the Company relating to the Company’s Liberty Ventures tracking stock, including common stock and stock options, and (ii) any equity securities of Liberty Expedia, including common stock and stock options. There are limited exclusions and exemptions from this rule.  Further, the above prohibition is in addition to other restrictions on trading activity that the Company imposes on its executive officers and directors, including under the Company’s insider trading policy and any administrative blackout related to the Company’s online incentive award platform.

The Company received notice of the Plan blackouts required by the Employment Retirement Income Security Act of 1974 on October 3, 2016, and provided the SOX blackout notice to the Covered Persons on the same day.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Rich Baer, Pam Coe or Craig Troyer in the Legal Department of the Company by telephone at 720-875-5300 or by mail at 12300 Liberty Boulevard, Englewood, CO 80112.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2016

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President